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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 JANUARY 6, 2000


                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in its charter)


     NEW YORK                       1-13179                      31-0267900
 (State or other                  (Commission                   (IRS employer
 jurisdiction of                  file number)               identification no.)
incorporation or
  organization)

                      222 W. LAS COLINAS BLVD., SUITE 1500
                               IRVING, TEXAS 75039
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 443-6500




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On January 6, 2000, Forrest Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Purchaser"), completed its tender offer to purchase any and all outstanding shares of common stock, par value $.001 per share (the "Common Stock"), including the associated rights to purchase Series A Junior Participating Preferred Stock (the "Rights," and together with the Common Stock, the "Shares"), of Innovative Valve Technologies, Inc., a Delaware corporation ("Invatec"), at a price of $1.62 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 22, 1999 (the "Offer to Purchase") and in the related Letter of Transmittal. As a result, Purchaser acquired approximately 90.0% of the outstanding Shares on a fully diluted basis.

         Pursuant to the Agreement and Plan of Merger dated as of November 18, 1999, by and between the Registrant, Purchaser and Invatec (the "Merger Agreement") executed in connection with the Offer to Purchase, the Registrant effected the merger of Purchaser with and into Invatec pursuant to Section 253 of the Delaware General Corporation Law as of January 13, 2000 (the "Effective Time"). Under the Merger Agreement, each Share outstanding immediately prior to the Effective Time (other than Shares owned by Purchaser (which were canceled) and Shares as to which appraisal rights are perfected) has been converted into the right to receive the merger consideration of $1.62 per Share in cash, without interest.

         The total amount of consideration necessary to consummate the Offer to Purchase and complete the merger was approximately $100 million, including the combined cost of equity and assumption of debt. Purchaser obtained the funds from the Registrant in the form of capital contributions and/or loans. The Registrant obtained such funds from its working capital.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                           To be filed by amendment.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           As of the date of filing this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). Such financial information shall be filed by amendment to this Form 8-K no later than 60 days after January 21, 2000.

                  (c)      EXHIBITS

                           2.1 Agreement and Plan of Merger dated as of November 18, 1999, by and between Flowserve Corporation, Forrest Acquisition Sub, Inc. and Innovative Valve Technologies, Inc., previously filed as Exhibit 99(c)(1) to
                                    Schedule 14D-1 and Statement on Schedule 13D
                                    (File No. 005-51843) filed on November 22,
                                    1999, as amended, and incorporated herein by reference.



                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FLOWSERVE CORPORATION


                                       By: /s/ Ronald F. Shuff
                                          --------------------------------------
                                           Ronald F. Shuff
                                           Vice President, Secretary and General
                                           Counsel


Date:  January 13, 2000


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
2.1               Agreement and Plan of Merger dated as of November 18, 1999, by and between Flowserve Corporation, Forrest Acquisition Sub,
                  Inc. and Innovative Valve Technologies, Inc., previously filed as Exhibit 99(c)(1) to Schedule 14D-1 and Statement on
                  Schedule 13D (File No. 005-51843) filed on November 22, 1999, as amended.